Emergent BioSolutions to Resume Manufacturing Covid-19 Vaccine at Bayview Facility July 29, 2021 GAITHERSBURG, Md., July 29, 2021 (GLOBE NEWSWIRE) -- Emergent BioSolutions Inc. (NYSE:EBS) announced today that the U.S. Food and Drug Administration (FDA) is allowing Emergent’s Bayview manufacturing facility to resume production of Johnson & Johnson’s (J&J) Covid-19 vaccine bulk drug substance. This resumption of manufacturing follows extensive reviews by FDA, weeks of diligent work, and close coordination with J&J and FDA to execute on Emergent’s quality enhancement plan. “We are proud to be resuming production of bulk Covid-19 vaccine batches following additional reviews and collaboration with FDA and our manufacturing partners,” said Emergent chief executive officer, Robert Kramer. “We are in the unique business of producing life-saving medications for catastrophes that we hope never occur like anthrax attacks, opioid overdoses, and Covid-19.” Since production was paused at Bayview, Emergent has worked closely with FDA and J&J to address quality concerns including developing and executing an action plan and committing extensive resources to bring operations up to FDA’s exacting standards. Emergent expects to continue to work with FDA throughout the manufacturing process to help ensure the strength of the J&J Covid-19 vaccine supply chain. “The American people should have high expectations of the partners its government chooses to help prepare them for disaster, and we have even higher expectations of ourselves,” said Kramer. “We have fallen short of those lofty ambitions over the past few months but resumption of manufacturing is a key milestone and we are grateful for the opportunity to help bring this global pandemic to an end. We’d like to thank our government partners as well as Johnson & Johnson for their support.” About Emergent BioSolutions Emergent BioSolutions is a global life sciences company whose mission is to protect and enhance life. Through Emergent’s specialty products and contract development and manufacturing services, Emergent is dedicated to providing solutions that address public health threats. Through social responsibility, Emergent aims to build healthier and safer communities. Emergent aspires to deliver peace of mind to its patients and customers so they can focus on what’s most important in their lives. In working together, Emergent envisions protecting or enhancing 1 billion lives by 2030. For additional information, visit Emergent’s website and follow Emergent on LinkedIn, Twitter and Instagram. Safe Harbor Statement This press release includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements, other than statements of historical fact, including statements regarding our ability to meet the FDA’s exacting standards, ensuring the strength of J&J’s supply chain, receipt of EUA from the FDA for the Bayview facility and any other statements containing the words “believes,” “expects,” “anticipates,” “intends,” “plans,” “estimates,” and similar expressions, are forward-looking statements. These forward-looking statements are based on our current intentions, beliefs, and expectations regarding future events. We cannot guarantee that any forward-looking statement will be accurate. The reader should realize that if underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could differ materially from our expectations. Readers are, therefore, cautioned not to place undue reliance on any forward-looking statement. Any forward-looking statement speaks only as of the date of this press release, and, except as required by law, we do not undertake to update any forward-looking statement to reflect new information, events, or circumstances. There are a number of important factors that could cause Emergent’s actual results to differ materially from those indicated by such forward-looking statements, including our ability to maintain production at FDA standards and receive EUA for our Bayview facility. The foregoing sets forth many, but not all, of the factors that could cause actual results to differ from our expectations in any forward-looking statement. The reader should consider this cautionary statement, as well as the risk factors identified in our periodic reports filed with the Securities and Exchange Commission, when evaluating our forward-looking statements. Contacts: Media: Matt Hartwig Director, Media Relations (240) 760-0551 mediarelations@ebsi.com  Investors: Robert G. Burrows Vice President, Investor Relations (240) 631-3280 burrowsr@ebsi.com

Source: Emergent BioSolutions